Investment in affiliates	6 Months Ended
Jun. 30, 2021
Investments in and Advances to Affiliates [Abstract]
Investment in affiliates

NOTE 15 – INVESTMENT IN AFFILIATES

Navios Europe II: On February 18, 2015, Navios Holdings, Navios Acquisition and Navios Partners established Navios Europe II and have ownership interests of 47.5%, 47.5% and 5.0%, respectively. From June 8, 2015 through December 31, 2015, Navios Europe II acquired fourteen vessels for aggregate consideration consisting of: (i) cash consideration of $145,550 (which was funded with the proceeds of a $131,550 senior loan facilities net of loan discount amounting to $3,375 (the “Senior Loans II”) and loans aggregating $14,000 from Navios Holdings, Navios Acquisition and Navios Partners (collectively, the “Navios Term Loans II”); and (ii) the assumption of a junior participating loan facility (the “Junior Loan II”) with a face amount of $182,150 and fair value of $99,147, at the acquisition date. In addition to the Navios Term Loans II, Navios Holdings, Navios Acquisition and Navios Partners have also made available to Navios Europe II revolving loans up to $43,500 to fund working capital requirements (collectively, the “Navios Revolving Loans II”). In March 2017, the amount of funds available under the Navios Revolving Loans II was increased by $14,000.Following the liquidation of Navios Europe II on June 29, 2020, Navios Partners acquired five vessel owning companies for a fair value of $56,050 in total. As of June 30, 2021 and subsequent to the Liquidation of Navios Europe II, the Company had no exposure.

Navios Containers: On January 4, 2021, Navios Containers and the Company announced that they entered into a definitive merger agreement under which the Company would acquire all of the publicly held common units of Navios Containers in exchange for common units of the Company (the “Transaction”). The Transaction was approved by the necessary common unit holders of Navios Containers at a special meeting held on March 24, 2021. The General Partner of Navios Containers had consented to the merger, and the Company voted the Navios Containers’ common units it holds in favor of the Transaction. The Transaction was completed on March 31, 2021. Under the terms of the Transaction, Navios Partners acquired all of the publicly held common units of Navios Containers through the issuance of 8,133,452 newly issued common units of Navios Partners in exchange for the publicly held common units of Navios Containers at an exchange ratio of 0.39 units of Navios Partners for each Navios Containers common unit.

The fair value of Navios Partners’ equity investment in Navios Containers was based on unadjusted quoted prices in active markets for Navios Containers’ common units. The fair value of Navios Partners’ equity investment in Navios Containers as at December 31, 2020 was $47,528 compared with its carrying value of $26,158. Following the acquisition of Navios Containers, there was no equity investment and the balance was $0 as of June 30, 2021.

As of June 30, 2020, Navios Partners held 11,592,276 common units, representing a 33.5% ownership interest in Navios Containers. Investment income of $968 was recognized in the Statements of Operations under the caption of “Equity in net earnings of affiliated companies” for the six month periods ended June 30, 2020. Following the completion of the merger, Navios Partners recognized equity gain from acquisition of control of Navios Containers upon the closing date of $80,839 in the condensed Consolidated Statements of Operations under the caption of “Equity in net earnings of affiliated companies”, as of June 30 2021 (see Note 3 – Acquisition of Navios Containers).